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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporaton by reference in the Registration Statements (Nos. 333-69981, 333-50847, 333-50845, and 333-83943) of PC Connection, Inc. on Form
S-8 of our report dated January 26, 2000, appearing in the Annual Report on Form 10-K/A of PC Connection, Inc. for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 31, 2000